UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 9, 2015
__________________
Intrawest Resorts Holdings, Inc.
(Exact Name of Registrant as Specified in Charter)
_________________

Delaware (State or Other Jurisdiction of Incorporation)	001-36286 (Commission File Number)	46-3681098 (IRS Employer Identification No.)
1621 18th Street, Suite 300, Denver, Colorado 80202
(Address of Principal Executive Offices, Including Zip Code)
Registrant’s telephone number, including area code: (303) 749-8200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On December 9, 2015, Intrawest Resorts Holdings, Inc. (the "Company") held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders considered:  (1) the election of two Class II director nominees named in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on October 28, 2015 (the “Proxy Statement”); and (2)  the ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2016. The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 43,774,800 shares of the 45,219,380 shares of the Company’s common stock entitled to vote, were as follows:

1.           The Company's stockholders elected the two Class II director nominees named in the Proxy Statement with the following votes:

NOMINEE	FOR	AGAINST	WITHHELD	BROKER NON-VOTES
Richard Georgi	34,985,447	--	7,689,377	1,099,976
Thomas Marano	42,188,121	--	486,703	1,099,976

2.           The Company's stockholders ratified the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2016 with the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
43,761,642	8,012	5,146	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intrawest Resorts Holdings, Inc.

	By:	/s/ Karen Sanford
Karen Sanford
Senior Vice President, Chief General Counsel and Corporate Secretary

Date: December 9, 2015